                                   [GRAPHIC]

                       ANNUAL REPORT -- DECEMBER 31, 1998

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 BALANCED fund
                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN..................................................... 1

BALANCED FUND................................................................. 3

GOVERNMENT SECURITIES FUND.................................................... 6

INCOME AND EQUITY FUND........................................................ 9

SMALL CAP FUND................................................................12

SCHEDULES OF INVESTMENTS......................................................16

STATEMENTS OF ASSETS AND LIABILITIES..........................................26

STATEMENTS OF OPERATIONS......................................................27

STATEMENTS OF CHANGES IN NET ASSETS...........................................29

NOTES TO FINANCIAL STATEMENTS.................................................31

FINANCIAL HIGHLIGHTS..........................................................35

REPORT OF INDEPENDENT AUDITORS................................................39

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    In 1998, we experienced first hand the impact of global events on the U.S. economy. Economic problems in Asia, Russia and Latin America had an impact throughout the world as the demand for goods and services deteriorated. Almost overnight deflation replaced inflation as a major global concern. As a result, interest rates in the U.S. declined as international investors sought safety in U.S. government bonds. The 30-year U.S. Treasury bond fell below 5% for the first time in 1998.
    Lower interest rates benefited bond funds as they experienced excellent results with far less volatility than the equity market. The Pacific Advisors U.S. Government Securities Fund was the number 1 government bond fund in 1998, according to Lipper Analytical Services Inc. Its total return of 17.82% was more than double the average return of 8.42% for that sector. Our Income & Equity Fund also had an excellent year and was recognized by Morningstar as being in the top 1% of all bond funds in its category. It is interesting to note that these relatively small funds outperformed the largest bond funds, none of which had a total return of more than 10%.
    The stock market continued its bull market run as the U.S. economy continued to grow despite problems overseas. However, the market experienced greater volatility as it reacted throughout the year to news from Asia, Russia and Brazil. The market also followed the actions of the Federal Reserve Bank as it made interest rate adjustments in response to the changing global economy. However, the great returns of 26.67% and 39.63% posted by the S&P500 and NASDAQ Indices, respectively, masked an otherwise dismal year for many stocks. For most stocks 1998 was a bear market as over 60% of the stocks in the S&P 500 and 80% in the NASDAQ Indices saw their stock price decline over 20% from their 52 week high. Furthermore over 60% of the stocks in the NASDAQ Index saw price declines of over 40% from their 52-week high.
    The winners in the stock market were the largest of the large cap and the hot technology and Internet sectors. Large cap stocks grew as a result of their greater liquidity and brand name recognition. Technology stocks performed well as the result of superior growth of such companies as Microsoft and Dell Computers. Internet stocks experienced great results even though many companies had no proven track record or earnings. The success of Amazon, Yahoo and E-Bay created a great deal of excitement as investors looked for the next success story.
    As we look forward into 1999, we expect that the poor global economy will continue to reduce demand for goods and services. As a result many companies will need to maintain or reduce prices to remain competitive. The result of a slowing economy will be lower profits and lower returns in the stock market. While selective stocks should perform well the overall market indices will probably experience much lower returns.
    The bond markets should remain favorable. Interest rates may increase temporarily during the first half of 1999 as individual countries attempt to fix their economies. However, deflation will remain a global concern which should result in further interest rate declines as world central banks try to avoid a recession.
    As an investor, it is important for you to maintain a well-diversified long-term investment plan. While short-term gyrations in the market may be uncomfortable, a well-balanced investment plan should work well over the longer term.
    In May of 1999, Pacific Advisors Fund will introduce a Growth Fund. This Fund will invest primarily in stocks of the S&P 500 Index and the largest 100 stocks in the NASDAQ Index. We believe this new Fund will enable Pacific Advisors Fund to offer our shareholders a more diversified portfolio of investments in the equity market. Tom Hanson, who currently co-manages the Small Cap and Income & Equity Funds will be the Advisor for this Fund.
    During this past year, Pacific Advisors Fund has been reviewing its computer hardware and software systems to evaluate our readiness for Y2K. Our goal is to provide uninterrupted high quality of service to

MESSAGE
          from the chairman continued

our shareholders. We believe that our internal systems do not suffer from Y2K programming problems and will remain operational after December 31, 1999. In addition, we have also contacted our major service providers to determine if they are taking steps to avoid Y2K problems with their own internal systems. While it is nevertheless possible that Y2K problems may arise, we will continue to monitor their progress and make every reasonable effort to minimize the potential impact of Y2K on the funds.
    In closing, we want to thank you for giving us the opportunity to work with you in your investment program. We remain committed to providing you with high quality investment portfolios and services to meet your financial goals.
    Sincerely,

[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

                                      PACIFIC ADVISORS
                                               Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

Q      HOW DID THE FUND PERFORM IN 1998?
A      For the year ended December 31, 1998, the Fund's total return was 7.76%
for Class A shares and -1.28% for Class C shares(1). For the same year the Fund's benchmarks, the S&P 500(2) and the Lehman Intermediate Treasury Bond Index(3), returned 28.58% and 8.42%, respectively.
       Even though the Fund had a positive return for the year, it underperfomed its benchmarks for two reasons. First, our overall outlook was for a weaker equity market than occurred following the October correction. We were specifically concerned with the narrow selection of stocks the market seemed to be overvaluing. In response, we took a more defensive position by increasing the portfolio's bond holdings in order to capitalize on long-term gains.
       Secondly, and lending support to our above mentioned concern, the high return produced by the S&P 500 resulted from the performance of a small group of stocks, unrepresentative of the equity market as a whole. In fact approximately 60% of the stocks in the S&P 500 actually experienced a decline of over 20% in value during 1998. In contrast, the Fund continued to focus on sound stocks which may currently be out of favor in the market, but which offer a better prospect for long-term growth and appreciation.

Q      WHY DID THE FUND MAINTAIN A MORE DEFENSIVE STRATEGY IN 1998?
A      At the beginning of the year, we anticipated a decline in corporate profits and felt that many stocks had become overvalued by the market. These factors led us to trim some of our stock positions in the early part of the year. While a few select groups of stocks increased in value over the course of the year, most stocks depreciated in price. Our goal is to provide more consistent returns by capitalizing on long-term growth. We look to buy companies that are dominant in their industries, have strong growth potential, and are selling at a price consistent with or below their actual value. We believe these types of companies provide the potential for more consistent growth as opposed to companies that may simply be part of a short-lived market trend.
       Despite the continued and surprising growth in the economy, interest rates continued to decline in 1998. This led to a more favorable bond market, and in order to capitalize on declining interest rates, we increased our bond position by buying high-quality corporate bonds such as Chase Manhattan, McDonnell Douglas, Bell South and Cleveland Electric. By the end of the year, the Fund was almost equally weighted in bonds and equities, reflecting both the favorability in the bond market and the increased volatility in the equity market.

Q      WHAT ECONOMIC EVENTS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE THIS
YEAR?
A      Several of the stocks in the Fund's portfolio performed well and made significant contributions to the Fund's total return. Nokia, the Fund's largest investment position by year-end, increased in value by becoming the leading distributor of cellular phones. Their successful switch from analog to digital technology led to an increase in their market share. Time Warner also posted significant gains as it reemerged as the leader in cable services. The common stock doubled in value when its bonds were upgraded to investment-grade quality. Pfizer also posted strong results during the year due to the success of Viagra and a number of other proprietary drugs.
       Despite the stellar performances of some investments, global financial crises continued to negatively impact the Fund's performance. Although Asian markets began the slow process of recovery, we continued to feel the effects of their financial fallout. Economic problems in Russia and

PACIFIC ADVISORS
          Balanced Fund continued

Latin America created additional pressure on global financial markets.

Q      WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A      Despite the many factors working against it, the economy remained surprisingly strong throughout 1998. The economy will probably maintain this momentum through the first half of 1999. By mid-year, however, we expect to see slowing in the economy resulting from the federal government's surplus and a continuing decline in corporate profits. We also anticipate a mediocre and more volatile equity market; and while there will be some strong performers, it is difficult to anticipate which companies will come out on top. We also expect some decline in interest rates during the latter part of the year, which will continue to support a more favorable bond market.
       The economy will undoubtedly continue to feel the affects of international financial crises. While Asia has probably seen the worst of its troubles, it is far from a full recovery and does not appear positioned to make any dramatic improvements in 1999. The devaluation of Brazil's currency and the persistent financial difficulties in Russia will also put pressure on our economy.

Q      WHAT IMPACT DO YOU BELIEVE Y2K WILL HAVE ON THE MARKET?
A      Although we don't anticipate significant financial problems as a result of Y2K, uncertainty still remains about what kind of problems it will generate. At the outset, we actually anticipate that Y2K will help keep the economy strong as companies build up their inventories in anticipation of delivery problems in the new year. This, however, may lead to a false sense of prosperity since the build-up will not represent an actual increase in demand.
       One effect we have already seen is the increase in time and energy companies are spending to determine and solve Y2K problems. This takes away from the resources companies would have otherwise focused on stimulating growth. While we do not anticipate a major financial crisis, the uncertainty surrounding Y2K and its effects will undoubtedly impact the market's volatility.

Q      HOW IS THE FUND CURRENTLY POSITIONED?
A      In light of our outlook for the year, the Fund has continued to increase its bond position while trimming some of its stock positions. We don't expect an immediate decline in short-term interest rates, but we do believe economic forces will eventually push rates lower. Consequently, the Fund strengthened its position in intermediate bonds in order to capitalize on their potential for appreciation when rates decline. While we have trimmed our stock positions in preparation for a more volatile stock market, we continue to maintain positions in solid companies poised to weather the volatility and provide the Fund with long-term growth.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/98

1.  EQUITIES                                   48.73%
2.  CORPORATE BONDS                            47.53%
3.  CASH                                        3.74%

1    Inception April 1, 1998
2    The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.
3    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the Standard & Poor's (S&P) 500 and Lehman Intermediate T-Bond Indices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   BALANCED FUND
                        BALANCED FUND       S&P 500 INDEX       LEHMAN T-BOND INDEX
2/8/93                            $9,425            $10,000                    $10,000
12/93                             $9,423            $10,706                    $10,826
12/94                             $9,195            $10,541                    $10,604
12/95                             $9,996            $14,137                    $12,140
12/96                            $11,587            $17,348                    $12,622
12/97                            $13,353            $22,728                    $13,590
12/98                            $14,379            $28,789                    $14,764

Average Annual Compounded Return for period ending December 31, 1998 (Class A shares)

One Year        1.53%
Five Year       7.57%
Inception       6.35%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.
     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.
     The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.
     Past performance does not guarantee future results. Share price and return fluctuate, so that your share when redeemed, may be worth more or less than their original cost.

PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING COMMON STOCKS FOR GROWTH IN INCOME.

INTERVIEW WITH PORTFOLIO MANAGER
R. "KELLY" KELLY

FOR THE YEAR ENDED DECEMBER 31, 1998 THE FUND HAD A TOTAL RETURN OF 17.82% FOR CLASS A SHARES AND 12.48% FOR CLASS C SHARES(1). IN COMPARISON THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED 8.42% FOR THE YEAR. THE TOTAL RETURN FOR A SHARES RANKED THE FUND #1 OUT OF 184 GOVERNMENT BOND FUNDS, ACCORDING TO LIPPER ANALYTICAL SERVICES INC. (WALL STREET JOURNAL 1/14/99).
DURING THE PAST 5 YEARS THE FUND HAS CONSISTENTLY OUTPERFORMED OTHER FUNDS IN ITS CATEGORY. LIPPER RANKED IT AS ONE OF THE TOP FUNDS BASED ON ITS 5-YEAR RETURN. THE WALL STREET JOURNAL (1/14/99) REPORTED THAT THE FUND'S 5 YEAR TOTAL RETURN OF 9.19% FOR CLASS A SHARES, COMPARED FAVORABLY TO AN AVERAGE TOTAL RETURN OF 6.15% FOR THE OTHER FUNDS IN ITS CATEGORY.

Q      WHAT FACTORS HAVE CONTRIBUTED TO THE FUND'S SUCCESS IN 1998 AND DURING
THE PAST FIVE YEARS?
A      The main factor contributing to the Fund's success is our strategy to anticipate the trend in interest rates and invest the Fund's assets accordingly. Early in the year we recognized that global economies had created an excess supply of goods and services relative to the amount of world demand. This situation forced companies to cut prices in order to remain competitive at a time when they were already experiencing a decline in profitability. These forces created a deflationary environment and a decrease in the expected rate of inflation.
       Foreseeing a decline in inflationary expectations, we predicted a decline in interest rates and increased the Fund's investment in long-term U.S. government bonds. Our commitment to following the trend in interest rates, and adjusting our investments accordingly, has led to a greater total return for the Fund.

Q      HOW DOES THE FUND'S INVESTMENT STRATEGY DIFFER FROM OTHER BOND FUNDS?
A      Typically bond funds employ a ladder strategy, dividing the fund's assets among bonds of different maturities. These funds generally make little effort to anticipate the movement of interest rates in order to capitalize on those shifts.
       Our investment strategy differs because we are willing to move from long-term to short-term bonds when interest rates are rising, and from short-term to long-term bonds when they are declining. We describe this type of investing as a barbell strategy.
       Our Fund is also unique because we invest approximately 20% of the portfolio in high-quality utility stocks with increasing dividends, such as Ericsson, Ipalco and NIPSCO. This offers the Fund some protection against inflation. As these companies increase their dividends, the Fund benefits from increased income and capital appreciation.

Q      IN THE PAST YEAR, WHICH EVENTS HAVE HAD THE MOST IMPACT ON INTEREST RATES
AND THE ECONOMY IN GENERAL?
A      As we mentioned earlier, 1998 revealed an excess supply of goods and services in many global markets, including the United States. This deflationary trend resulted in a decrease in profits and prices for many corporations. As the potential for deflation increased, interest rates declined as global central banks created more liquidity.
       In addition, several global economies, such as Russia and Brazil, faced major financial crises during the year. These events led investors to move their money into U.S. government bonds, which offered more safety and liquidity. As the demand for these bonds increased, their prices went up and interest rates were driven down.

Q      IS IT POSSIBLE FOR RATES TO GO EVEN LOWER?
A      Deflationary pressures and global crises triggered a decline in interest rates during 1998. As these conditions persist, interest rates will probably decline further, but not until we see a slowdown in the U.S. economy.
       Before we see a slowdown, interest rates may increase slightly in response to concerns about the continuing strength of the U.S. economy, and Japan's desire to stimulate its economy. Other countries are already experiencing a surplus of goods and are lowering prices to remain more competitive. As prices around the world and at home decrease, a further decline in interest rates is likely to follow.

Q      HOW HAVE DEFLATIONARY CONCERNS IMPACTED THE MARKET?
A      As we have already shown, deflation adversely affects corporate profitability, which hurts the prices of lower quality bonds. As a result of their relative stability, high-quality bonds, such as U.S. government bonds, increase in value. At the same time declining interest rates make long-term bonds more attractive. This creates a market which highly values high-quality, long-term bonds.

Q      WHY IS THERE GREATER CONCERN OVER DEFLATION RATHER THAN INFLATION?
A      Deflation creates major concerns because it tends to be contagious. The symptoms of deflation are the inability of corporations to increase prices and maintain sufficient profitability. Eventually, corporations postpone buying equipment and hiring workers in order to remain competitive. On a larger scale, countries may devalue their currencies to help businesses remain competitive. Devaluation increases imports to more developed economies, such as the U.S. This places greater pressure on U.S. corporations, which can lead to a deflationary trend in our economy. This can lead to a vicious circle.
       Although we do not anticipate such an event at this time, deflation, in a worst case scenario, can lead to economic recessions and even a global depression.

Q      WHAT ARE YOUR EXPECTATIONS FOR THE ECONOMY IN 1999?
A      We anticipate a slowdown in the momentum of the U.S. economy in response to declining corporate profitability and decreasing price pressures. After a slight increase in the beginning of the year, we expect a continued decline in interest rates in response to the slowdown in the economy. This trend is likely to increase as major economies, such as the U.S. and Britain, begin to slow as well. These events will increase the pressure for interest rates to move lower.
       In accordance with our expectations for the coming year, we have a high percentage of the Fund's investments in long-term U.S. government bonds.

1    Inception April 1, 1998
2    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Government Securities Fund continued

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/98

1.  U.S. TREASURY BONDS                        68.61%
2.  EQUITIES                                   27.56%
3.  CASH                                        3.83%

CHANGE IN VALUE OF $10,000 INVESTMENT(2)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GOVERNMENT SECURITIES FUND
                                        GOVERNMENT SECURITIES FUND         LEHMAN TBOND INDEX
2/8/93                                                          $9,525                    $10,000
Dec-93                                                          $9,557                    $10,826
Dec-94                                                          $9,543                    $10,604
Dec-95                                                         $11,600                    $12,140
Dec-96                                                         $11,235                    $12,622
Dec-97                                                         $12,552                    $13,590
Dec-98                                                         $14,789                    $14,764

Average Annual Compounded Return for period ending December 31, 1998 (Class A shares)

One Year       12.25%
Five Year       8.13%
Inception       6.86%

----------------------------------

2    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.
     The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.
     Past performance does not guarantee future results. Share price and return fluctuate, so that your share when redeemed, may be worth more or less than their original cost.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 1998, THE FUND HAD A TOTAL RETURN OF 12.14% FOR CLASS A SHARES AND 6.41% FOR CLASS C SHARES(1). BOTH SHARE CLASSES OUTPERFORMED THEIR BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), WHICH RETURNED 8.42% FOR THE SAME PERIOD.
IN ADDITION TO OUTPERFORMING ITS BENCHMARK, THE FUND HAS CONSISTENTLY OUTPERFORMED MANY OF THE LARGER FUNDS IN ITS CATEGORY. AS OF DECEMBER 31, 1998, MORNINGSTAR RANKED THE FUND IN THE TOP 1% OF THE 490 FUNDS IN ITS CLASS. IN ITS JANUARY 4TH EDITION, THE WALL STREET JOURNAL LISTED THE 1998 YEAR-TO-DATE RETURNS FOR THE TOP 25-30 BOND FUNDS. NONE OF THE LISTED FUNDS HAD A TOTAL RETURN OF MORE THAN 10%. THE FUND BETTERED THE TOP PERFORMANCE OF THESE FUNDS BY MORE THAN 2%; PROVING THAT BIGGER ISN'T ALWAYS BETTER.

Q      WHY DID THE FUND OUTPERFORM MANY OF THE LARGER FUNDS IN ITS CATEGORY?
A      A major factor contributing to the Fund's outstanding performance has been our commitment to keeping the Fund's assets fully invested throughout the year. With, on average 96% of the assets fully invested, the Fund was consistently at work to provide greater returns.
       Approximately 75% of the Fund's portfolio has been invested in high-quality, corporate bonds with maturities from 3 to 15 years. By investing in bonds with intermediate maturities, the Fund was able to achieve greater market appreciation as a result of declining interest rates throughout the year. Appreciation and interest income from these bonds enabled the Fund to generate a higher total return.
       Our ability to invest a minority of the Fund's assets, 15-20%, in stocks, added further to the Fund's success. The capital appreciation in these high-quality stocks significantly enhanced the Fund's total return performance.

Q      ARE THERE ANY REAL BENEFITS TO BEING A SMALLER FUND WHEN IT COMES TO
IMPLEMENTING INVESTMENT STRATEGY?
A      A major advantage as a smaller fund is our ability to buy odd-lot bonds.
Typically, bonds are sold in $100,000 increments. As a smaller fund, we typically have more flexibility, than larger funds to purchase odd lots, which are often sold at a significant discount. Using this advantage, we were able to purchase such quality bonds as GTE, General Electric, Atlantic Richfield and Caterpillar at a discount.

Q      WHY IS THE FUND'S INVESTMENT STRATEGY FOCUSED ON TOTAL RETURN AS OPPOSED
TO YIELD?
A      The Fund focuses on total return in order to protect the principal investment while capitalizing on yield. First, we look to optimize yield by selecting securities in which we can get the maximum yield at the shortest possible maturity. This provides high current income without risking the value of principal by being invested for a longer period of time than necessary.
       In addition to providing current income the Fund seeks to take advantage of meaningful capital appreciation. In order to do this we may sell a security that has significantly appreciated in value, prior to maturity, to take advantage of this appreciation. Furthermore, the Fund's ability to invest a minority position in stocks adds to the potential for capital appreciation, which supplements current income and increases total return.

Q      HOW HAS THE INVESTMENT MIX CHANGED OVER THE PAST YEAR?
A      In the second half of the year, as stock market conditions began to show signs of weakness, the Fund decreased its equity exposure from over 20% to 10-12%. We accomplished this

PACIFIC ADVISORS
          Income and Equity Fund continued

by reducing the Fund's current exposure in existing positions and allocating new money to bond investments. Despite this reduction, the equity portion of the Fund's portfolio still contains such quality stocks as General Electric, Microsoft, Home Depot and Mobil.
       The money taken out of stocks was reallocated to corporate bonds and higher yielding preferred stocks, offered by insurance companies such as UNUM and Torchmark and other companies such as GTE and Price Enterprises. These investments offer the dividend income of a bond, but because they are an equity have an increased potential for capital appreciation.

Q      WHAT KINDS OF BONDS HAVE BEEN MOST SUCCESSFUL FOR THE FUND AND WHY?
A      The Fund has had the most success by investing in bonds with higher coupon rates and intermediate maturities. High coupon rate bonds are more attractive because as interest rates decline the bond appreciates more in value. In 1998, as interest rates declined, these bonds experienced significant appreciation. This strategy works toward increasing total return by providing both income and capital appreciation.

Q      WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A      In the coming year we anticipate that interest rates will continue to remain relatively low despite some fluctuation in the early part of the year. In light of this expectation, we have maintained the bond position at approximately 75% of the Fund's portfolio.
       In the equity market we anticipate a slight uptrend along with an increase in volatility. We have begun to add to our equity position and expect to increase it by approximately 5-10% in order to capitalize on sound stocks which have the potential for capital appreciation.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/98

1.  CORPORATE BONDS                            74.29%
2.  EQUITIES                                   17.78%
3.  GOVERNMENT BONDS                            6.41%
4.  CASH                                        1.52%

1    Inception April 1, 1998
2    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(3)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income and Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     INCOME AND EQUITY FUND

                                            INCOME AND EQUITY FUND           LEHMAN TBOND INDEX
2/8/93                                                      $9,525                      $10,000
12/93                                                       $9,630                      $10,826
12/94                                                       $9,725                      $10,604
12/95                                                      $10,905                      $12,140
12/96                                                      $11,100                      $12,622
12/97                                                      $12,166                      $13,590
12/98                                                      $13,643                      $14,764

Average Annual Compounded Return for period ending December 31, 1998 (Class A shares)

One Year        6.79%
Five Year       6.27%
Inception       5.41%

----------------------------------

3    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.
     The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.
     Past performance does not guarantee future results. Share price and return fluctuate, so that your share when redeemed, may be worth more or less than their original cost.

PACIFIC ADVISORS
          Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH AN AVERAGE MARKET CAP BELOW $150M WITH A LOW P/E AND HIGH EARNINGS MOMENTUM.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
GEORGE A. HENNING

1998 WAS A DISAPPOINTING YEAR FOR SMALL CAP STOCKS. HOWEVER, IT IS IMPORTANT FOR INVESTORS TO REMEMBER THAT IN A WELL-DIVERSIFIED PORTFOLIO, NOT ALL SECTORS WILL PERFORM EQUALLY WELL AT THE SAME TIME. AS THE MARKET CYCLE CHANGES DIFFERENT SECTORS WILL PERFORM BETTER AND OVER THE LONG TERM ENHANCE THEIR INVESTMENT RETURNS. IT IS VERY DIFFICULT TO ACCURATELY PREDICT WHEN MARKET CHANGES WILL OCCUR. IN PARTICULAR, THE SMALL CAP SECTOR OFTEN RECOVERS VERY QUICKLY WHICH REWARDS INVESTORS WHO MAINTAIN A LONG-TERM STRATEGY OF INVESTING IN A WELL-DIVERSIFIED PORTFOLIO.

Q      HOW DID THE FUND PERFORM IN 1998?
A      For the twelve months ending December 31, 1998, the Fund had a loss of
-16.66% for Class A shares and a loss of -25.88% for Class C Shares(1). During the same period the Russell 2000(2), which is the benchmark index for the Fund, had a loss of -3.45%.

Q      WHAT FACTORS CONTRIBUTED TO THE NEGATIVE PERFORMANCE IN 1998?
A      Following the collapse of the Asian economies in late 1997, small cap stocks struggled to attract capital, as investors favored large cap stocks such as General Electric and IBM. Many investors perceived that these stocks offered more liquidity, price stability and predictable earnings. Investors therefore believed these large multi-national companies could weather an economic crisis more easily because of their diversified operations. As economic problems in Russia and Latin America emerged later in the year, this investment strategy gained even more momentum.
       Technology stocks were also in favor because of the success of companies such as Microsoft, Dell, Amazon.com and America Online. Initial Public Offerings in newer technology companies attracted considerable interest because of the hope they might be the next Microsoft or Amazon.com.
       The NASDAQ and S&P 500 Indices were up 39.63% and 26.67%, respectively. However, these results mask the bear market most stocks experienced in 1998. During 1998, 80% of the NASDAQ stocks and 60% of the S&P 500 stocks were down over 20% from their 52-week high. Furthermore, over 60% of the NASDAQ stocks were down more than 40% from their 52-week high. As a result most stocks in the mid, small and micro cap sectors experienced severe price declines.

Q      DID SMALLER CAP COMPANIES HAVE POORER EARNINGS RESULTS IN COMPARISON TO
LARGE CAP STOCKS?
A      No, in fact many smaller companies had very good results in 1998. They benefited from the strong U.S. economy without having much exposure to foreign markets. However, the market discounted these stocks because it was perceived they offered less liquidity and price stability. For example, Interstate National Dealer Services, a provider of vehicle warranty products, had record growth in revenues and earnings but saw its stock price retreat from a high of $13.37 to near $6.25 as the crisis in Russia and Latin America emerged during the last six months of the year.
       In contrast, larger companies such as Coca Cola saw their value hold steady despite lower earnings. Other companies, such as Amazon.com saw their stock price skyrocket even though they continued to have losses. Clearly the market carried a strong bias towards the largest companies in the S&P 500 and technology stocks.

Q      WHY DID THE FUND NOT INVEST IN MORE TECHNOLOGY AND INTERNET STOCKS?
A      Most of the stocks in these categories were either too large or did not meet the investment criteria for the Fund; meaning they were new companies with no proven track record. The companies that accounted for most of the technology sector growth were larger cap companies. They included such companies as Dell, Microscoft, Intel and Sun Microsystems. Most Internet stocks that did well were also larger cap companies such as Amazon.com, eBay Inc., Netscape and Yahoo!.
       The Fund did invest in companies that provide services over the Internet but, because of their small size, they actually saw their price decline even though they had positive earnings. Telescan, for example, a provider of financial data via the Internet saw its price decline from a high of $10.00 to $4.00 during the last six months of 1998, with no significant change in its operating results. We continued to hold the position because we believed it would grow and perhaps merge with a larger financial services company. While our strategy was not rewarded in 1998, the company announced in early 1999 that NBC was buying a 10% position in the company and the stock price reached a new high of $22.94.
       The Fund has focused its investments in areas that have had good growth such as healthcare, e-commerce and information technology. Stocks in these areas include Health Care Services (maintenance service provider to nursing homes); Interstate National Dealer Services; Vista Information Solutions (real estate data base provider for property insurers); and Cerprobe (a manufacturer of probe cards for testing semi-conductor chips).

Q      WHAT CHANGES IN THE MARKET WILL HELP SMALL CAP STOCKS PERFORM BETTER?
A      Most analysts agree that the U.S. stock market is nearing the end of a long bull market. Historically, towards the end of a bull market, larger cap and more speculative stocks tend to outperform other sectors. While we experienced a significant correction in the late summer and early fall, the recovery from this correction was very narrow. The entire rebound from October through the end of the year was the result of growth in approximately 150 stocks out of a total market in excess of 6,000 stocks. This group of stocks cannot continue to carry the rest of the market. This suggests another correction will occur perhaps in the first half of 1999. Following a correction, we would expect to see smaller cap stocks perform better. Again, historically small cap stocks tend to perform much better than other sectors at the beginning of a new bull market cycle.

Q      WHAT IS YOUR OUTLOOK FOR THE SMALL CAP SECTOR IN 1999?
A      We believe the economy will slow in 1999, in response to the poor global economic conditions particularly in Asia, Russia and Latin America. This economic slowdown will force many companies to lower prices to sell their goods or services which will result in lower earnings. As this trend develops, interest rates will probably decline further. Under this scenario, investors should begin to look to smaller companies in markets which have less pricing pressure or offer specialty products that have greater demand.
       Many companies in the technology sector will probably lose much of their appeal as the market determines which of these companies can offer long-term growth potential and generate profits. While this sector should retain its prominence, we would expect investors to become more selective in their stock purchases.
       It is difficult to predict when a market cycle will change. The catalyst for change could come from economic developments in Japan, Brazil or Russia or it could be an entirely new event. We believe, however, that as this bull market comes to a close, individual stock selection based on good revenue growth and earnings will return to favor with investors.

1    Inception April 1, 1998
2    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund does not reflect management fees or expenses.

PACIFIC ADVISORS
          Small Cap Fund continued

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/98

1.  COMMON STOCKS                              98.29%
2.  CASH                                        1.71%

CHANGE IN VALUE OF $10,000 INVESTMENT(4)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  SMALL CAP FUND
                       SMALL CAP FUND       RUSSELL 2000
2/8/93                            $9,425           $10,000
12/93                            $11,319           $11,700
12/94                            $10,870           $11,328
12/95                            $12,771           $14,297
12/96                            $18,352           $16,407
12/97                            $19,628           $19,774
12/98                            $16,379           $19,092

Average Annual Compounded Return for period ending December 31, 1998 (Class A shares)

One Year      -21.46%
Five Year       6.37%
Inception       9.83%

----------------------------------

4    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.
     The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 does not take capital gains into consideration, and unlike the Fund, does not reflect management fees or expenses.
     Past performance does not guarantee future results. Share price and return fluctuate, so that your share when redeemed, may be worth more or less than their original cost.

                                      PACIFIC ADVISORS
                                               financial statements

                                   [GRAPHIC]

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 44.13%
Aerospace & Defense
         Boeing Company                 0.96%        2,000   $      65,250
---------------------------------------------------------------------------

Communications
         Nokia Corporation - ADR A      5.32%        3,000         361,313
---------------------------------------------------------------------------

Entertainment
         GC Companies, Inc.*            0.92%        1,500          62,437
         TCI Liberty Media "A"*         2.03%        3,000         138,188
         Time Warner, Inc.              2.74%        3,000         186,188
         Viacom, Inc.*                  4.35%        4,000         296,000
---------------------------------------------------------------------------

                                       10.04%                      682,813
---------------------------------------------------------------------------

Forest Products
         Rayonier Inc.*                 1.01%        1,500          68,906
---------------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*         1.32%        4,000          89,500
         Household International
         Corporation                    1.16%        2,000          79,250
---------------------------------------------------------------------------

                                        2.48%                      168,750
---------------------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage      2.72%        2,500         185,000
---------------------------------------------------------------------------

Gas - Integrated
         Enron Corporation              2.52%        3,000         171,188
---------------------------------------------------------------------------

Industrial & Commercial Services
         Pinkerton's Inc.*              1.41%        4,500          95,906
         Reliance Steel                 1.63%        4,000         110,500
---------------------------------------------------------------------------

                                        3.04%                      206,406
---------------------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings,
         Inc.*                          2.00%        4,000         136,000
---------------------------------------------------------------------------

Iron & Steel
         Oregon Steel Mills, Inc.       0.79%        4,500          53,437
---------------------------------------------------------------------------

Oilfield Equipment & Services
         Cooper Cameron*                0.90%        2,500          61,250
---------------------------------------------------------------------------

Pharmaceuticals
         Pfizer Inc.                    2.77%        1,500         188,156
---------------------------------------------------------------------------

Publishing
         Dun & Bradstreet
         Corporation                    1.16%        2,500          78,906
         R H Donnelley Corporation      1.93%        9,000         131,063
         Thomas Nelson, Inc.            0.99%        5,000          67,500
---------------------------------------------------------------------------

                                        4.08%                      277,469
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK CONTINUED

Railroads
         GATX Corporation               1.11%        2,000   $      75,750
---------------------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                   2.11%       10,000         143,125
---------------------------------------------------------------------------

Real Estate Investment Trusts (REITs)
         Redwood Trust, Inc.            0.62%        3,000          42,000
---------------------------------------------------------------------------

Trucking
         CNF Transportation
         Incorporated                   1.66%        3,000         112,687
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,842,333)                                      2,999,500
                                                             --------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS - 46.88%
Banks - Regional
         Banc One Corporation
         9.875% 03/01/09                3.16%    $ 165,000         214,688
         Chase Manhattan
         Corporation 7.875%
         08/01/04                       2.94%      200,000         200,219
         Nations Bank 10.875%
         03/15/03                       4.61%      264,000         313,330
---------------------------------------------------------------------------

                                       10.71%                      728,237
---------------------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.65%
         01/15/04                       1.71%      100,000         116,346
         Safeway, Inc. 9.875%
         03/15/07                       4.63%      252,000         314,591
---------------------------------------------------------------------------

                                        6.34%                      430,937
---------------------------------------------------------------------------

Insurance - Full Line
         CIGNA Corporation 7.40%
         05/15/07                       3.52%      225,000         239,401
---------------------------------------------------------------------------

Insurance - Life
         Equitable of Iowa 8.5%
         02/15/05                       1.24%       75,000          84,491
---------------------------------------------------------------------------

Insurance - Property & Casualty
         Chubb Corporation 8.75%
         11/15/99                       0.74%       50,000          50,502
---------------------------------------------------------------------------

Oil - Secondary
         Occidental Petroleum 9.25%
         08/01/19                       4.17%      250,000         283,672
---------------------------------------------------------------------------

Utility - Electric
         Alabama Power 9.0%
         12/01/24                       1.98%      125,000         134,506
         Cleveland Electric
         Illuminating 7.625%
         08/01/02                       2.84%      185,000         192,877
         Illinois Power 8% 02/15/23     1.46%       94,000          98,954
         Niagra Mohawk Power 9.75%
         11/01/05                       4.88%      275,000         331,618
         Public Service Electric &
         Gas 6.875 01/01/03             1.70%      110,000         115,597
---------------------------------------------------------------------------

                                       12.86%                      873,552
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utility - Telephone
         Bellsouth
         Telecommunications 5.85%
         11/15/45                       1.50%    $ 100,000   $     101,992
         Nynex Corporation 9.55%
         05/01/10                       4.10%      239,151         278,474
         Sprint Spectrum L P 11%
         08/15/06                       1.70%      100,000         115,500
---------------------------------------------------------------------------

                                        7.30%                      495,966
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,110,760)                                      3,186,758
                                                             --------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
PREFERRED STOCK - 3.94%
Real Estate Investment Trusts (REITs)
         Price Enterprises -
         Preferred Class A              3.94%       19,400         267,962
---------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $262,330)                                          267,962
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         94.95%
         (Cost: $5,215,423)                                  $   6,454,220
                                                             --------------
SHORT-TERM INVESTMENTS - 3.69%
         United Missouri Bank Money
         Market Fund                                               251,091

OTHER ASSETS LESS LIABILITIES - 1.36%                               92,529
                                                             --------------

TOTAL NET ASSETS - 100%                                      $   6,797,840
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts           Value
--------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 65.78%
         US Treasury Bond 8.125%
         08/15/21                        4.33%  $  200,000   $     270,687
         US Treasury Bond 7.25%
         08/15/22                        3.99%     200,000         249,313
         US Treasury Bond 7.125%
         02/15/23                        5.92%     300,000         370,125
         US Treasury Bond 6.25%
         08/15/23                        5.01%     280,000         313,250
         US Treasury Bond 7.50%
         11/15/24                        5.19%     250,000         324,141
         US Treasury Bond 7.625%
         02/15/25                        5.27%     250,000         329,141
         US Treasury Bond 6.875%
         08/15/25                        4.85%     250,000         303,281
         US Treasury Bond 6.00%
         02/15/26                        5.24%     300,000         327,375
         US Treasury Bond 6.75%
         08/15/26                        5.75%     300,000         359,531
         US Treasury Bond 6.625%
         02/15/27                        6.24%     330,000         390,328
         US Treasury Bond 5.50%
         08/15/28                        5.87%     350,000         366,844
         US Treasury Bond -
         Stripped 08/15/25               3.82%   1,000,000         239,059
         US Treasury Bond -
         Stripped 02/15/27               4.30%   1,200,000         269,015
--------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $3,768,380)                                      4,112,090
                                                             -------------

                                     % of Net    Number of
                                       Assets       Shares           Value
--------------------------------------------------------------------------
COMMON STOCK - 26.42%
Communications
         Ericsson                        1.91%       5,000         119,688
--------------------------------------------------------------------------

Utilities - Diversified
         Sierra Pacific Resources        3.95%       6,500         247,000
--------------------------------------------------------------------------

Utilities - Electric
         CMS Energy Corporation          3.87%       5,000         242,188
         DQE, Inc.                       4.43%       6,300         276,806
         IPALCO Enterprises, Inc.        4.44%       5,000         277,187
         Nipsco Indusries, Inc.          3.90%       8,000         243,500
--------------------------------------------------------------------------

                                        16.64%                   1,039,681
--------------------------------------------------------------------------

Utilities - Telephone Systems
         TECO Energy, Inc.               3.92%       8,700         245,231
--------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,423,242)                                      1,651,600
                                                             -------------
TOTAL INVESTMENT SECURITIES -
         92.20%
         (Cost: $5,191,622)                                  $   5,763,690
                                                             -------------
SHORT-TERM INVESTMENTS - 3.68%
         United Missouri Bank Money
         Market Fund                                               230,014

OTHER ASSETS LESS LIABILITIES - 4.12%                              257,271
                                                             -------------

TOTAL NET ASSETS - 100%                                      $   6,250,975
--------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS - 73.39%
Banks - Money Centers
         Citicorp Subordinate
         Securities 9.5% 02/01/02       1.64%    $  50,000   $      54,953
         Union Bank of
         Switzerland-NY 7.25%
         07/15/06                       0.82%       25,000          27,438
---------------------------------------------------------------------------

                                        2.46%                       82,391
---------------------------------------------------------------------------

Banks - Regional
         Banc One Corp 9.875%
         03/0109                        0.47%       12,000          15,614
         Banc One Corp 7.25%
         08/15/04                       2.38%       74,000          79,532
         Bank of America
         Subordinate Notes 10.0%
         02/01/03                       1.56%       45,000          52,175
         Bank of New York 8.5%
         12/15/04                       1.20%       35,000          40,131
         InterAmerican Development
         Bank 8.4% 09/01/09             0.37%       10,000          12,378
         NCNB Corporation 9.5%
         06/01/04                       0.88%       25,000          29,402
---------------------------------------------------------------------------

                                        6.86%                      229,232
---------------------------------------------------------------------------

Consumer - Non-cyclical
         Procter & Gamble 8.50%
         08/10/09                       0.74%       20,000          24,929
---------------------------------------------------------------------------

Financial Services
         Associates Corporation
         N.A. 8.55% 07/15/09            1.80%       50,000          60,234
         Associates Corporation
         N.A. 8.15% 08/01/09            1.05%       30,000          35,225
         General Motors Acceptance
         Corporation 9.625%
         12/15/01                       1.63%       49,000          54,503
         General Motors Acceptance
         Corporation 8.875%
         06/01/10                       0.86%       23,000          28,949
---------------------------------------------------------------------------

                                        5.34%                      178,911
---------------------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital
         Corporation 7.875%
         12/01/06                       0.62%       18,000          20,817
         General Electric Capital
         Corporation 8.5% 07/24/08      2.73%       75,000          91,219
---------------------------------------------------------------------------

                                        3.35%                      112,036
---------------------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.5%
         06/01/10                       2.70%       72,000          90,513
---------------------------------------------------------------------------

Food
         Ralston Purina 9.25%
         10/15/09                       4.54%      123,000         152,049
---------------------------------------------------------------------------

Food Retailers
         Safeway, Inc 10.0%
         12/01/01                       2.48%       75,000          83,173
         Safeway, Inc 9.875%
         03/15/07                       1.84%       49,000          61,171
---------------------------------------------------------------------------

                                        4.32%                      144,344
---------------------------------------------------------------------------

Gas - Integrated
         Coastal Corporation 10.25
         10/15/04                       3.41%       95,000         114,175
---------------------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.0%
         04/15/06                       1.57%       44,000          52,665
         Tenneco Corporation 10.2%
         03/15/08                       3.40%       90,000         113,917
---------------------------------------------------------------------------

                                        4.97%                      166,582
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Insurance
         American General Financial
         8.125% 08/15/09                3.85%    $ 111,000   $     129,019
         CIGNA Corporation 7.40%
         01/15/03                       0.78%       25,000          26,138
         CIGNA Corporation 7.40%
         5/15/07                        0.79%       25,000          26,600
         Progressive Corporation
         7.30% 06/01/06                 0.47%       15,000          16,196
         Transamerica Corporation
         9.375% 03/01/08                2.54%       70,000          85,056
---------------------------------------------------------------------------

                                        8.43%                      283,009
---------------------------------------------------------------------------

Office Equipment
         Xerox Corporation 7.15%
         08/01/04                       0.81%       25,000          27,033
---------------------------------------------------------------------------

Oil - Integrated Majors Industrial
         Atlantic Richfield 9.125%
         03/01/11                       4.18%      109,000         139,756
---------------------------------------------------------------------------

Oil - Pipelines
         Union Pacific Resources
         7.0% 10/15/06                  1.49%       50,000          49,867
---------------------------------------------------------------------------

Real Estate
         Secured Finance 9.05%
         12/15/04                       3.44%      100,000         115,158
---------------------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Co. 10.0%
         01/01/11                       0.80%       20,000          26,832
         Sears Roebuck Co. 9.5%
         06/01/99                       0.76%       25,000          25,388
---------------------------------------------------------------------------

                                        1.56%                       52,220
---------------------------------------------------------------------------

US Government Agency
         International Bank
         Reconstruction &
         Development
             8.64% 06/18/01             0.81%       25,000          27,041
---------------------------------------------------------------------------

Utilities - Electric
         Atlantic City Electric
         6.625% 08/01/13                0.47%       15,000          15,670
         Baltimore Gas & Electric
         8.54% 09/18/06                 2.09%       60,000          70,047
         Niagara Mohawk Power 9.75%
         11/01/05                       0.90%       25,000          30,147
         Pacific Gas & Electric
         8.375% 05/01/25                0.66%       20,000          22,153
         PSI Energy, Inc. 6.35%
         11/15/06                       1.25%       40,000          41,831
         Public Service Electric &
         Gas 7.375% 03/01/14            1.29%       40,000          43,048
         Public Service Electric &
         Gas 8.875% 06/01/03            2.52%       75,000          84,395
---------------------------------------------------------------------------

                                        9.18%                      307,291
---------------------------------------------------------------------------

Utilities - Gas
         ANR Pipeline 7.0% 06/01/25     0.46%       15,000          15,497
         Consolidated Natural Gas
         6.625% 12/01/13                0.62%       20,000          20,601
---------------------------------------------------------------------------

                                        1.08%                       36,098
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utilities - Telephone Systems
         New York Telephone Co.
         8.625% 11/15/10                1.38%    $  37,000   $      46,043
         New York Telephone Co.
         7.0% 06/15/13                  1.48%       45,000          49,566
         NYNEX Cap Fund 8.75%
         12/01/04                       0.86%       25,000          28,780
---------------------------------------------------------------------------

                                        3.72%                      124,389
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $2,380,919)                                      2,457,024
                                                             --------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 10.22%
Building Materials
         Home Depot, Inc.               1.83%        1,000          61,188
---------------------------------------------------------------------------

Diversified Companies
         General Electric               1.52%          500          51,031
---------------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                0.74%          500          24,750
---------------------------------------------------------------------------

Investment Companies
         Alliance Capital
         Management L.P.                0.77%        1,000          25,750
---------------------------------------------------------------------------

Oil - Integrated Majors
         Mobil Corporation              1.04%          400          34,850
---------------------------------------------------------------------------

Pharmaceuticals
         Schering-Plough
         Corporation                    0.99%          600          33,150
---------------------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                      1.26%          750          42,187
---------------------------------------------------------------------------

Software & Processing Equipment
         Microsoft*                     2.07%          500          69,344
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $160,134)                                          342,250
                                                             --------------
PREFERRED STOCK - 7.34%
Insurance
         American General
         Financial, LLC                 0.93%        1,200          31,275
         Torchmark Capital, LLC
         Series A                       0.92%        1,200          30,750
         Unum Corporation Series A      1.16%        1,500          38,719
---------------------------------------------------------------------------

                                        3.01%                      100,744
---------------------------------------------------------------------------

Real Estate Investment Trusts (REITs)
         Price Enterprises Class A      2.48%        6,000          82,875
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
PREFERRED STOCK CONTINUED

Utility - Telephone Systems
         GTE 8.75% Series B             0.93%        1,200   $      31,275
         GTE 9.25% Series Z             0.92%        1,200          30,750
---------------------------------------------------------------------------

                                        1.85%                       62,025
---------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $249,630)                                          245,644
                                                             --------------

                                     % of Net    Principal
                                       Assets       Amount            Value
---------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 6.01%
         US Treasury Note 7.75%
         11/30/99                       3.07%    $ 100,000         102,719
         US Treasury Note 7.875%
         11/15/04                       2.94%       85,000          98,467
---------------------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $185,325)                                          201,186
                                                             --------------
FOREIGN GOVERNMENT SECURITIES -
         0.32%
Foreign Government Agency Bonds
         Ontario Global Bond 7.0%
         08/04/05                       0.32%       10,000          10,874
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
         (Cost: $10,327)                                            10,874
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         97.28%
         (Cost: $2,986,335)                                  $   3,256,978
                                                             --------------
SHORT-TERM INVESTMENTS - 1.51%
         United Missouri Bank Money
         Market Fund                                                50,565

OTHER ASSETS LESS LIABILITIES - 1.21%                               40,391
                                                             --------------

TOTAL NET ASSETS - 100%                                      $   3,347,934
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 98.23%
Airlines
         Mercury Air Group, Inc.*       0.84%       10,000   $      80,000
---------------------------------------------------------------------------

Building Materials
         Q.E.P. Company, Inc.*          4.56%       50,000         437,500
         Republic Group, Inc.           3.88%       18,500         371,156
---------------------------------------------------------------------------

                                        8.44%                      808,656

Chemicals
         Ocean Bio-Chem, Inc.*          1.31%      100,000         125,000
         Polymer Research
         Corporation of America*        1.02%       30,000          97,500
---------------------------------------------------------------------------

                                        2.33%                      222,500
---------------------------------------------------------------------------

Computer Software & Processing Equipment
         Managed Care Solutions,
         Inc.*                          1.52%       34,200         145,350
         Telescan, Inc.*                2.87%       30,100         274,662
         Vista Information
         Solutions*                     2.59%       32,000         248,000
---------------------------------------------------------------------------

                                        6.98%                      668,012
---------------------------------------------------------------------------

Cosmetic/Personal Care
         American Safety Razor
         Corporation*                   4.39%       35,000         420,000
         Herbalife Class A              1.24%        8,333         118,745
         Herbalife Class B              0.78%        6,500          74,344
         Natural Alternatives
         International*                 4.83%       42,000         462,000
         Nature's Sunshine              4.46%       28,000         427,000
---------------------------------------------------------------------------

                                       15.70%                    1,502,089
---------------------------------------------------------------------------

Electrical Components & Equipment
         Tridex Corporation*            1.43%       47,500         136,563
---------------------------------------------------------------------------

Food
         Worthington Foods, Inc.        7.94%       40,000         760,000
---------------------------------------------------------------------------

Health Care Provider
         America Service Group*         2.72%       20,000         260,000
         Children's Comprehensive
         Services*                      2.95%       20,000         282,500
---------------------------------------------------------------------------

                                        5.67%                      542,500
---------------------------------------------------------------------------

Home Construction
         Modtech, Inc.*                 4.30%       27,000         411,750
---------------------------------------------------------------------------

Industrial & Commercial Services
         Diversified Corporate
         Resources, Inc.*               1.53%       29,200         146,000
         Healthcare Services Group*     5.72%       60,000         547,500
         RCM Technologies, Inc.*        2.77%       10,000         265,000
         Rentrak Corporation*           1.01%       35,000          96,250
---------------------------------------------------------------------------

                                       11.03%                    1,054,750
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                                December 31,1998
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Specialty
         Interstate National Dealer
         Services*                      9.09%       80,000   $     870,000
         Warrantech Corporation*        2.23%       55,000         213,125
---------------------------------------------------------------------------

                                       11.32%                    1,083,125
---------------------------------------------------------------------------

Medical Equipment, Devices, & Supplies
         Biosource*                     1.34%       43,700         128,369
         Meridian Medical
         Technologies, Inc.*            2.66%       55,000         254,375
---------------------------------------------------------------------------

                                        4.00%                      382,744
---------------------------------------------------------------------------

Railroads
         Railamerica, Inc.*             7.54%       85,000         722,500
---------------------------------------------------------------------------

Restaurants
         Panchos Mexican
         Restaurants*                   0.77%      112,000          73,506
---------------------------------------------------------------------------

Semiconductor & Related
         Cerprobe Corporation*          6.32%       45,000         604,687
---------------------------------------------------------------------------

Transportation Equipment
         DSP Technology, Inc.*          0.88%       12,000          84,000
         IMPCO Technologies*            2.74%       20,000         262,500
---------------------------------------------------------------------------

                                        3.62%                      346,500
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $7,894,440)                                      9,399,882
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         98.23%
         (Cost: $7,894,440)                                  $   9,399,882
                                                             --------------
SHORT-TERM INVESTMENTS - 1.71%
         United Missouri Bank Money
         Market Fund                                               163,676

OTHER ASSETS LESS LIABILITIES - 0.06%                                5,991
                                                             --------------

TOTAL NET ASSETS - 100%                                      $   9,569,549
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1998
--------------------------------------------------------------------------------

                                                     PACIFIC ADVISORS
                                ----------------------------------------------------------
                                                                     INCOME
                                                  GOVERNMENT            AND          SMALL
                                     BALANCED     SECURITIES         EQUITY            CAP
                                         FUND           FUND           FUND           FUND
                                -------------  -------------  -------------  -------------
ASSETS
    Investment securities
         At cost                $  5,215,423   $  5,191,622   $  2,986,335   $  7,894,440
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
         At market value        $  6,454,220   $  5,763,690   $  3,256,978   $  9,399,882
         Short-term
             investments, at
             cost, which is
             equivalent to
             market                  251,091        230,014         50,565        163,676
    Other assets                       8,290          9,953          1,632         17,645
    Accrued income receivable         75,431         76,595         45,865            537
    Receivable from Investment
         Manager (Note 3)                  -         40,247         15,710              -
    Receivable for capital
         shares sold                  25,456        142,799         22,729         63,307
                                -------------  -------------  -------------  -------------
    Total assets                   6,814,488      6,263,298      3,393,479      9,645,047
                                -------------  -------------  -------------  -------------
LIABILITIES
    Payable for investments
         purchased                         -              -         38,941         44,490
    Accounts payable                  10,955          8,925          6,465         19,298
    Accounts payable to
         related parties (Note
         3).                           3,726          3,398            139          5,841
    Payable to Investment
         Manager (Note 1)              1,967              -              -          5,869
                                -------------  -------------  -------------  -------------
    Total Liabilities                 16,648         12,323         45,545         75,498
                                -------------  -------------  -------------  -------------
NET ASSETS                      $  6,797,840   $  6,250,975   $  3,347,934   $  9,569,549
                                -------------  -------------  -------------  -------------
SUMMARY OF SHAREHOLDERS'
    EQUITY
    Paid in capital             $  5,557,514   $  5,677,799   $  3,074,575   $  8,063,701
    Accumulated undistributed
         net investment income
         (loss)                        5,633          1,075          2,676              -
    Accumulated undistributed
         net realized gains
         (losses) on security
         transactions                      -             33             40            406
    Distributions in excess of
         net realized gains on
         security transactions        (4,104 )            -              -              -
    Net unrealized
         appreciation
         (depreciation) of
         investments               1,238,797        572,068        270,643      1,505,442
                                -------------  -------------  -------------  -------------
    Net assets at December 31,
         1998                   $  6,797,840   $  6,250,975   $  3,347,934   $  9,569,549
                                -------------  -------------  -------------  -------------
CLASS A:
    Net assets                  $  6,419,364   $  5,456,251   $  2,646,044   $  9,330,324
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Shares authorized             50,000,000     50,000,000     50,000,000     50,000,000
    Shares outstanding               506,045        515,194        246,282        655,549
    Net asset value and
         redemption price per
         share                  $      12.69   $      10.59   $      10.74   $      14.23
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Maximum offering price per
         share                  $      13.46   $      11.12   $      11.28   $      15.10
    Sales load                         5.75%          4.75%          4.75%          5.75%
CLASS C:
    Net assets                  $    378,476   $    794,724   $    701,890   $    239,225
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Shares authorized             50,000,000     50,000,000     50,000,000     50,000,000
    Shares outstanding                30,010         75,655         66,115         16,798
    Net asset value and
         redemption price per
         share                  $      12.61   $      10.50   $      10.62   $      14.24
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998
--------------------------------------------------------------------------------

                                                   PACIFIC ADVISORS
                                -------------------------------------------------------
                                       BALANCED FUND         GOVERNMENT SECURITIES FUND
                                ---------------------------  --------------------------
INVESTMENT INCOME
    Dividends                   $    42,815                  $   36,244
    Interest                        187,061                     205,222
                                -------------                ------------
         Total Income               229,876                     241,466
                                -------------                ------------

EXPENSES
    Investment Management Fees       49,824                      33,771
    Transfer Agent Expense           26,066                      21,036
    Fund Accounting Fees             34,310                      27,033
    Legal Expense                    31,567                      22,857
    Audit Fees                       22,230                      15,510
    Registration Fees                17,918                      19,870
    Printing                         30,374                      24,376
    Custody Fees                      7,578                       6,902
    Director Fees/Meetings            1,910                       1,263
    Distribution Fees (Note 3)       12,924                      11,182
    Amortization Expense (Note
         1)                           1,868                       1,985
    Other Expense                     6,207                       5,166
                                -------------                ------------
         Total Expenses,
             before
             reimbursements         242,776                     190,951
    Less fees waived and
         expenses reimbursed
         (Note 3)                    24,912                     110,295
                                -------------                ------------
         Net Expenses               217,864                      80,656
                                -------------                ------------
NET INVESTMENT INCOME (LOSS)                   $    12,012                 $   160,810
                                               ------------                ------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    Net Realized gain (loss)
         on investments                            153,998                     378,940

    Net unrealized
         appreciation
         (depreciation) of
         investments
         Beginning of year      $   960,871                  $  314,546
         End of year              1,238,797                     572,068
                                -------------                ------------
             Change in net
                  unrealized
                  appreciation
                (depreciation)
                  of
                  investments                      277,926                     257,522
                                               ------------                ------------
                                                   431,924                     636,462
                                               ------------                ------------

NET INCREASE (DECREASE) IN NET
    ASSETS
    RESULTING FROM OPERATIONS                  $   443,936                 $   797,272
                                               ------------                ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998
--------------------------------------------------------------------------------

                                                     PACIFIC ADVISORS
                                ----------------------------------------------------------
                                  INCOME AND EQUITY FUND            SMALL CAP FUND
                                --------------------------  ------------------------------
INVESTMENT INCOME
    Dividends                   $   12,297                  $     19,389
    Interest                       125,980                        13,984
                                ------------                --------------
        Total Income               138,277                        33,373
                                ------------                --------------

EXPENSES
    Investment Management Fees      20,070                        85,496
    Transfer Agent Expense          19,478                        47,801
    Fund Accounting Fees            19,802                        58,584
    Legal Expense                   12,111                        60,843
    Audit Fees                       7,894                        42,068
    Registration Fees               10,810                        32,539
    Printing                         8,096                        48,257
    Custody Fees                     7,214                         8,946
    Director Fees/Meetings             674                         3,620
    Distribution Fees (Note 3)       7,448                        28,370
    Amortization Expense (Note
         1)                          1,824                         1,996
    Other Expense                    2,776                        11,047
                                ------------                --------------
        Total Expenses, before
             reimbursements        118,197                       429,567
    Less fees waived and
         expenses reimbursed
         (Note 3)                   71,380                             -
                                ------------                --------------
        Net Expenses                46,817                       429,567
                                ------------                --------------
NET INVESTMENT INCOME (LOSS)                  $    91,460                   $    (396,194 )
                                              ------------                  --------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    Net Realized gain (loss)
         on investments                            30,423                         235,446

    Net Unrealized
         appreciation
         (depreciation) of
         investments
         Beginning of year      $  110,484                  $  3,321,532
         End of year               270,643                     1,505,442
                                ------------                --------------
             Change in net
                  unrealized
                  appreciation
                (depreciation)
                  of
                  investments                     160,159                      (1,816,090 )
                                              ------------                  --------------
                                                  190,582                      (1,580,644 )
                                              ------------                  --------------

NET INCREASE (DECREASE) IN NET
    ASSETS
    RESULTING FROM OPERATIONS                 $   282,042                   $  (1,976,838 )
                                              ------------                  --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                PACIFIC ADVISORS FUND
                                ------------------------------------------------------
                                                               GOVERNMENT SECURITIES
                                       BALANCED FUND                    FUND
                                ----------------------------  ------------------------
                                    Year ended    Year ended  Year ended    Year ended
                                  December 31,  December 31,    December  December 31,
                                          1998          1997    31, 1998          1997
                                --------------  ------------  ----------  ------------
INCREASE (DECREASE) IN NET
    ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)                 $       12,012  $    (1,189 ) $  160,810  $   187,675
    Net realized gain (loss)
         on investments                153,998       96,101      378,940       56,573
    Change in net unrealized
         appreciation
         (depreciation) of
         investments                   277,926      511,147      257,522      233,907
                                --------------  ------------  ----------  ------------
    Increase (decrease) in net
         assets resulting from
         operations                    443,936      606,059      797,272      478,155
                                --------------  ------------  ----------  ------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment income               -       (5,013 )   (146,241)    (187,473 )
         Net capital gains            (150,322)     (96,179 )   (332,026)     (57,411 )

    Class C:
         Net investment income            (172)           -      (15,510)           -
         Net capital gains              (8,044)           -      (47,268)           -
                                --------------  ------------  ----------  ------------

    Decrease in net assets
         resulting from
         distributions                (158,538)    (101,192 )   (541,045)    (244,884 )
                                --------------  ------------  ----------  ------------

    FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
    Proceeds from shares sold        1,207,016    2,162,179    3,206,684      760,764
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                     141,953       91,190      459,455      215,344
    Cost of shares repurchased        (429,120)    (353,082 ) (1,610,336)  (4,366,761 )
                                --------------  ------------  ----------  ------------
    Increase (decrease) in net
         assets derived from
         capital share
         transactions                  919,849    1,900,287    2,055,803   (3,390,653 )
                                --------------  ------------  ----------  ------------

    Increase (decrease) in net
         assets                      1,205,247    2,405,154    2,312,030   (3,157,382 )

NET ASSETS
    Beginning of year                5,592,593    3,187,439    3,938,945    7,096,327
                                --------------  ------------  ----------  ------------
    End of year                 $    6,797,840  $ 5,592,593   $6,250,975  $ 3,938,945
                                --------------  ------------  ----------  ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  PACIFIC ADVISORS FUND
                                ----------------------------------------------------------
                                   INCOME AND EQUITY FUND            SMALL CAP FUND
                                ----------------------------  ----------------------------
                                    Year ended    Year ended     Year ended     Year ended
                                  December 31,  December 31,   December 31,   December 31,
                                          1998          1997           1998           1997
                                --------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET
    ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)                 $       91,460  $    53,556   $    (396,194) $   (280,055 )
    Net realized gain (loss)
         on investments                 30,423          (44 )       235,446        65,239
    Change in net unrealized
         appreciation
         (depreciation) of
         investments                   160,159       87,034      (1,816,090)      916,243
                                --------------  ------------  -------------  -------------
    Increase (decrease) in net
         assets resulting from
         operations                    282,042      140,546      (1,976,838)      701,427
                                --------------  ------------  -------------  -------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment income         (74,762)     (53,539 )             -             -
         Net capital gains             (24,021)           -        (229,623)      (64,399 )

    Class C:
         Net investment income         (14,485)           -               -             -
         Net capital gains              (6,355)           -          (5,886)            -
                                --------------  ------------  -------------  -------------

    Decrease in net assets
         resulting from
         distributions                (119,623)     (53,539 )      (235,509)      (64,399 )
                                --------------  ------------  -------------  -------------

    FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
    Proceeds from shares sold        1,428,550      765,748       2,235,324     3,511,363
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                      79,419       35,535         182,048        51,981
    Cost of shares repurchased        (216,738)    (205,156 )    (1,760,436)   (1,624,170 )
                                --------------  ------------  -------------  -------------
    Increase (decrease) in net
         assets derived from
         capital share
         transactions                1,291,231      596,127         656,936     1,939,174
                                --------------  ------------  -------------  -------------

    Increase (decrease) in net
         assets                      1,453,650      683,134      (1,555,411)    2,576,202

NET ASSETS
    Beginning of year                1,894,284    1,211,150      11,124,960     8,548,758
                                --------------  ------------  -------------  -------------
    End of year                 $    3,347,934  $ 1,894,284   $   9,569,549  $ 11,124,960
                                --------------  ------------  -------------  -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to orgainizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Balanced Fund, Government Securities Fund, Income and Equity Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998 the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturitiy of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Balanced Fund and the Small Cap Fund declare and distribute dividends of their net investment income , if any, annually. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Manangement Agreements") with the Investment Manager. The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Balanced, Income and Equity and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Hamilton & Bache, Inc. and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Hamilton and Bach, Inc. ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements, with the Company, on behalf of the Government Securities and Income and Equity Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65% and 1.85%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities and Income and Equity Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

                           PACIFIC ADVISORS FUND INC.

                               December 31, 1998
--------------------------------------------------------------------------------

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 1998.

                                           Management           Expense
                                                 Fees    Reimbursements
Balanced Fund                               $  24,912       $         -
Government Securities Fund                     31,359            78,936
Income and Equity Fund                         18,816            52,564

        These waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of December 31, 1998 the cummulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Balanced Fund                                       $260,760
Government Securities Fund                           476,476
Income and Equity Fund                               362,442
Small Cap Fund                                       217,445

        For the year ended December 31, 1998, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                            Underwriting    Commissions
                                           Fees Retained           Paid
Balanced Fund                                 $    2,622      $  13,006
Government Securities Fund                         5,225         23,811
Income and Equity Fund                             2,505         13,272
Small Cap Fund                                    12,241         60,760

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services have also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A share and C shares respectively. For the year ended December 31, 1998, total service fees were:

Balanced Fund                                       $ 12,924
Government Securities Fund                            11,182
Income and Equity Fund                                 7,448
Small Cap Fund                                        28,370

NOTE 4 - YEAR 2000

        Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

        The Fund has assessed its computer systems and the systems compliance issues of its brokers and other major service providers. The Fund has taken steps that it believes are reasonably designed to address the Year 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any material adverse impact on the Fund. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the year ended December 31, 1998, the Fund incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future.

        The Fund is in the process of establishing a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

                           PACIFIC ADVISORS FUND INC.

                               December 31, 1998
--------------------------------------------------------------------------------

NOTE 5. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the year ended and as of December 31, 1998

                                                             Gross          Gross    Net Unrealized
                               Cost of     Proceeds     Unrealized     Unrealized      Appreciation
                             Purchases   From Sales   Appreciation   Depreciation    (Depreciation)
Balanced Fund              $ 4,093,475  $ 3,271,418   $  1,309,751   $     70,954     $   1,238,797
Government Securities
  Fund                       3,705,594    2,361,088        576,754          4,686           572,068
Income and Equity Fund       1,682,535      392,402        275,799          5,156           270,643
Small Cap Fund               5,133,826    5,135,562      2,593,227      1,087,785         1,505,442

NOTE 6. CAPITAL SHARE TRANSACTIONS

                                      Year ended                Year ended
                                   December 31, 1998        December 31, 1997
                                -----------------------  ------------------------
                                  Shares         Amount    Shares          Amount
                                --------  -------------  --------  --------------
BALANCED FUND
Class A
Shares sold                       65,239  $   830,434     187,918  $  2,162,179
Reinvestment of distributions     10,614      133,736       7,644        91,190
                                --------  -------------  --------  --------------
                                  75,853      964,170     195,562     2,253,369
Shares repurchased               (33,511)    (425,402  )  (30,811)     (353,082  )
                                --------  -------------  --------  --------------
Net increase (decrease)           42,342  $   538,768     164,751  $  1,900,287
                                --------  -------------  --------  --------------
Class C
Shares sold                       29,657  $   376,582           -  $          -
Reinvestment of distributions        656        8,217           -             -
                                --------  -------------  --------  --------------
                                  30,313      384,799           -             -
Shares repurchased                  (303)      (3,718  )        -             -
                                --------  -------------  --------  --------------
Net increase (decrease)           30,010  $   381,081           -  $          -
                                --------  -------------  --------  --------------

GOVERNMENT SECURITIES FUND
Class A
Shares sold                      218,063  $ 2,343,958      81,886  $    760,764
Reinvestment of distributions     38,067      397,397      22,761       215,344
                                --------  -------------  --------  --------------
                                 256,130    2,741,355     104,647       976,108
Shares repurchased              (140,050)  (1,496,807  ) (468,492)   (4,366,761  )
                                --------  -------------  --------  --------------
Net increase (decrease)          116,080  $ 1,244,548    (363,845) $ (3,390,653  )
                                --------  -------------  --------  --------------
Class C
Shares sold                       80,090  $   862,726           -  $          -
Reinvestment of distributions      5,980       62,058           -             -
                                --------  -------------  --------  --------------
                                  86,070      924,784           -             -
Shares repurchased               (10,415)    (113,529  )        -             -
                                --------  -------------  --------  --------------
Net increase (decrease)           75,655  $   811,255           -  $          -
                                --------  -------------  --------  --------------

                           PACIFIC ADVISORS FUND INC.

                               December 31, 1998
--------------------------------------------------------------------------------

NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                       Year ended                Year ended
                                   December 31, 1998         December 31, 1997
                                ------------------------  ------------------------
                                  Shares          Amount    Shares          Amount
                                --------  --------------  --------  --------------
INCOME AND EQUITY FUND
Class A
Shares sold                       70,114  $    736,108      78,841  $    765,748
Reinvestment of distributions      5,544        58,579       3,664        35,535
                                --------  --------------  --------  --------------
                                  75,658       794,687      82,505       801,283
Shares repurchased               (19,249)     (201,807  )  (21,236)     (205,156  )
                                --------  --------------  --------  --------------
Net increase (decrease)           56,409  $    592,880      61,269  $    596,127
                                --------  --------------  --------  --------------
Class C
Shares sold                       65,537  $    692,442           -  $          -
Reinvestment of distributions      1,978        20,840           -             -
                                --------  --------------  --------  --------------
                                  67,515       713,282           -             -
Shares repurchased                (1,400)      (14,931  )        -             -
                                --------  --------------  --------  --------------
Net increase (decrease)           66,115  $    698,351           -  $          -
                                --------  --------------  --------  --------------
SMALL CAP FUND
Class A
Shares sold                      114,853  $  1,925,336     211,910  $  3,511,363
Reinvestment of distributions     12,485       176,162       3,024        51,981
                                --------  --------------  --------  --------------
                                 127,338     2,101,498     214,934     3,563,344
Shares repurchased              (107,128)   (1,711,220  )  (98,652)   (1,624,170  )
                                --------  --------------  --------  --------------
Net increase (decrease)           20,210  $    390,278     116,282  $  1,939,174
                                --------  --------------  --------  --------------
Class C
Shares sold                       19,103  $    309,988           -  $          -
Reinvestment of distributions        417         5,886           -             -
                                --------  --------------  --------  --------------
                                  19,520       315,874           -             -
Shares repurchased                (2,722)      (49,216  )        -             -
                                --------  --------------  --------  --------------
Net increase (decrease)           16,798  $    266,658           -  $          -
                                --------  --------------  --------  --------------

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                  BALANCED FUND
                           --------------------------------------------------------------------------------------------
                                                        Class A
                           -----------------------------------------------------------------             Class C
                                            For the year ended December 31,                       ---------------------
                           -----------------------------------------------------------------           April 1, 1998 to
                                1998          1997          1996          1995          1994          December 31, 1998
                           -----------------------------------------------------------------      ---------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period            $   12.06     $   10.66     $    9.31     $    8.75     $    8.99             $  13.09
                           ---------     ---------     ---------     ---------     ---------      ---------------------
    Income from investing
         operations
         Net investment
             income             0.03             -          0.09          0.18          0.02               (0.04)
         Net realized and
             unrealized
             gains
             (losses) on
             securities         0.90          1.62          1.39          0.57        (0.24)               (0.13)
                           ---------     ---------     ---------     ---------     ---------      ---------------------
    Total from investment
         operations             0.93          1.62          1.48          0.75        (0.22)               (0.17)
                           ---------     ---------     ---------     ---------     ---------      ---------------------

    Less distributions
         From net
             investment
             income                -        (0.01)        (0.09)        (0.18)        (0.02)               (0.01)
         From net capital
             gains            (0.30)        (0.21)        (0.04)        (0.01)             -               (0.30)
                           ---------     ---------     ---------     ---------     ---------      ---------------------
    Total distributions       (0.30)        (0.22)        (0.13)        (0.19)        (0.02)               (0.31)
                           ---------     ---------     ---------     ---------     ---------      ---------------------

    Net asset value, end
         of period         $   12.69     $   12.06     $   10.66     $    9.31     $    8.75             $  12.61
                           ---------     ---------     ---------     ---------     ---------      ---------------------

TOTAL INVESTMENT RETURN        7.76%(2)     15.24%(2)     15.92%(2)      8.70%(2)    (2.41)%(2)           (1.28)%(1)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)      $   6,420     $   5,593     $   3,187     $   2,219     $   1,341             $    378
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions      0.22%       (0.03)%         1.12%         2.46%         0.93%              (0.64)%(1)
             Without
                  expense
               reductions    (0.18)%       (0.50)%       (0.76)%       (0.62)%      (15.11)%              (0.91)%(1)
    Ratio of expenses to
         average net
         assets
             With expense
               reductions      3.48%         3.28%         2.48%         2.24%         1.83%                3.12%(1)
             Without
                  expense
               reductions      3.88%         3.75%         4.36%         5.31%        17.85%                3.39%(1)
    Portfolio turnover
         rate                 53.97%        64.13%        65.94%        41.23%        60.68%                  N/A

--------------------------------------------------------------------------------

1    Not Annualized
2 The Fund's maximum sales charge is not included in the total return computation.
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                            GOVERNMENT SECURITIES FUND
                           ---------------------------------------------------------------------------------------------
                                                        Class A
                           ------------------------------------------------------------------             Class C
                                            For the year ended December 31,                        ---------------------
                           ------------------------------------------------------------------           April 1, 1998 to
                                 1998          1997          1996          1995          1994          December 31, 1998
                           ------------------------------------------------------------------      ---------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period            $     9.87     $    9.30     $   10.16     $    8.82     $    9.00             $  10.24
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Income from investing
         operations
         Net investment
             income              0.34          0.35          0.33          0.31          0.13                 0.23
         Net realized and
             unrealized
             gains
             (losses) on
             securities          1.38          0.71        (0.65)          1.53        (0.14)                 1.02
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total from investment
         operations              1.72          1.06        (0.32)          1.84        (0.01)                 1.25
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Less distributions
         From net
             investment
             income            (0.33)        (0.35)        (0.32)        (0.31)        (0.17)               (0.32)
         From net capital
             gains             (0.67)        (0.14)        (0.22)        (0.19)             -               (0.67)
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total distributions        (1.00)        (0.49)        (0.54)        (0.50)        (0.17)               (0.99)
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Net asset value, end
         of period         $    10.59     $    9.87     $    9.30     $   10.16     $    8.82             $  10.50
                           ----------     ---------     ---------     ---------     ---------      ---------------------

TOTAL INVESTMENT RETURN        17.82%(2)     11.72%(2)    (3.15)%(2)     20.32%(2)    (0.15)%(2)            12.48%(1)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)      $    5,456     $   3,939     $   7,096     $   5,837     $   3,185             $    795
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions       3.32%         3.36%         3.46%         3.75%         2.09%                2.05%(1)
             Without
                  expense
               reductions       1.04%         1.51%       (2.17)%       (2.60)%       (1.17)%                0.63%(1)
    Ratio of expenses to
         average net
         assets
             With expense
               reductions       1.66%         1.65%         1.66%         1.65%         1.60%                1.06%(1)
             Without
                  expense
               reductions       3.94%         3.51%         2.95%         2.80%         4.86%                2.48%(1)
    Portfolio turnover
         rate                  41.98%        68.52%        50.49%        57.85%        81.59%                  N/A

--------------------------------------------------------------------------------

1    Not Annualized
2 The Fund's maximum sales charge is not included in the total return calculation.
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INCOME AND EQUITY FUND
                           ---------------------------------------------------------------------------------------------
                                                        Class A
                           ------------------------------------------------------------------             Class C
                                            For the year ended December 31,                        ---------------------
                           ------------------------------------------------------------------           April 1, 1998 to
                                 1998          1997          1996          1995          1994          December 31, 1998
                           ------------------------------------------------------------------      ---------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period            $     9.98     $    9.42     $    9.67     $    8.98     $   9.06              $  10.39
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Income from investing
         operations
         Net investment
             Income              0.37          0.33          0.35          0.31         0.16                  0.22
         Net realized and
             unrealized
             gains
             (losses) on
             securities          0.83          0.56        (0.19)          0.72       (0.07)                  0.43
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total from investment
         operations              1.20          0.89          0.16          1.03         0.09                  0.65
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Less distributions
         From net
             investment
             income            (0.34)        (0.33)        (0.35)        (0.31)       (0.17)                (0.32)
         From net capital
             gains             (0.10)             -        (0.06)        (0.03)            -                (0.10)
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total distributions        (0.44)        (0.33)        (0.41)        (0.34)       (0.17)                (0.42)
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Net asset value, end
         of period         $    10.74     $    9.98     $    9.42     $    9.67     $   8.98              $  10.62
                           ----------     ---------     ---------     ---------     ---------      ---------------------

TOTAL INVESTMENT RETURN        12.14%(2)      9.60%(2)      1.78%(2)     11.98%(2)     0.99% (2)             6.41%(1)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)      $    2,646     $   1,894     $   1,211     $   1,071     $    632              $    702
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions       3.68%         3.56%         3.75%         4.06%        2.17%                 2.16%(1)
             Without
                  expense
               reductions       0.83%       (0.96)%       (1.69)%       (2.32)%      (8.80)%                 0.31%(1)
    Ratio of expenses to
         average net
         assets
             With expense
               reductions       1.83%         1.85%         1.85%         1.86%        1.75%                 1.43%(1)
             Without
                  expense
               reductions       6.38%         7.29%         8.25%        12.73%        3.28%
    Portfolio turnover
         rate                  16.72%        42.30%        28.23%        33.40%       37.12%                   N/A

--------------------------------------------------------------------------------

1    Not Annualized
2 The Fund's maximum sales charge is not included in the total return calculation.
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                  SMALL CAP FUND
                           ---------------------------------------------------------------------------------------------
                                                        Class A
                           ------------------------------------------------------------------             Class C
                                            For the year ended December 31,                        ---------------------
                           ------------------------------------------------------------------           April 1, 1998 to
                                 1998          1997          1996          1995          1994          December 31, 1998
                           ------------------------------------------------------------------      ---------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period            $    17.51     $   16.47     $   11.82     $   10.35     $   11.47            $   19.70
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Income from investing
         operations
         Net investment
             expense           (0.58)        (0.38)        (0.21)        (0.08)        (0.04)               (0.29)
         Net realized and
             unrealized
             gains
             (losses) on
             securities        (2.34)          1.52          5.35          1.89        (0.42)               (4.81)
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total from investment
         operations            (2.92)          1.14          5.14          1.81        (0.46)               (5.10)
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Less distributions
         From net
             investment
             income                 -             -             -             -             -                    -
         From net capital
             gains             (0.36)        (0.10)        (0.49)        (0.34)        (0.66)               (0.36)
                           ----------     ---------     ---------     ---------     ---------      ---------------------
    Total distributions        (0.36)        (0.10)        (0.49)        (0.34)        (0.66)               (0.36)
                           ----------     ---------     ---------     ---------     ---------      ---------------------

    Net asset value, end
         of period         $    14.23     $   17.51     $   16.47     $   11.82     $   10.35            $   14.24
                           ----------     ---------     ---------     ---------     ---------      ---------------------

TOTAL INVESTMENT RETURN      (16.66)%(2)      6.95%(2)     43.70%(2)     17.27%(2)    (3.97)%(2)          (25.88)%(1)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)      $    9,331     $  11,125     $   8,549     $   4,279     $   3,169            $     239
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions     (3.71)%       (2.82)%       (2.06)%       (0.71)%       (0.42)%              (3.68)%(1)
             Without
                  expense
               reductions     (3.71)%       (2.99)%       (2.39)%       (1.88)%       (3.37)%              (3.68)%(1)
    Ratio of expenses to
         average net
         assets
             With expense
               reductions       4.02%         3.18%         2.91%         2.49%         2.45%                3.85%(1)
             Without
                  expense
               reductions       4.02%         3.35%         3.24%         3.64%         5.40%                3.85%(1)
    Portfolio turnover
         rate                  49.63%        30.72%        51.83%        44.95%        49.79%                  N/A

--------------------------------------------------------------------------------

1    Not Annualized
2 The Fund's maximum sales charge is not included in the total return calculation.
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                PACIFIC ADVISORS
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

    We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Balanced Fund, Government Securities Fund, Income and Equity Fund and Small Cap Fund) (the "Fund"), as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Advisors Fund Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[SIGNATURE]
Los Angeles, California

January 29, 1999

                                      PACIFIC ADVISORS
                                                       notes

                                   [GRAPHIC]

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    HAMILTON & BACHE, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    450 NEWPORT CENTER DRIVE, SUITE 420
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                 PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    [LOGO]       206 NORTH JACKSON STREET, SUITE 201                                                     BULK RATE
                 GLENDALE, CALIFORNIA 91206                                                            U. S. POSTAGE
                                                                                                            PAID
                                                                                                        GLENDALE, CA
                                                                                                      PERMIT NO. 1090

                                                                       pg101.898